LITMAN GREGORY FUNDS TRUST

Supplement dated November 8, 2013

to the Summary Prospectus and Prospectus of the
Litman Gregory Funds Trust dated May 1, 2013, as supplemented

This supplement should be read in conjunction with the Summary Prospectus and Prospectus dated May 1, 2013, as supplemented.

For all existing and prospective shareholders of the Litman Gregory Masters Smaller Companies Fund:

Effective immediately, Rikard Ekstrand will no longer be serving as a portfolio manager for the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”). He is retiring from First Pacific Advisors, LLC (“First Pacific”) at the end of the year.  Accordingly, all references to Mr. Ekstrand are hereby deleted from the Summary Prospectus and Prospectus dated May 1, 2013, as supplemented.  Mr. Dennis Bryan of First Pacific will continue as the sole portfolio manager for that segment of the Smaller Companies Fund.

Please keep this Supplement with your Prospectus.

LITMAN GREGORY FUNDS TRUST

Supplement dated November 8, 2013
to Prospectus of the
Litman Gregory Funds Trust dated May 1, 2013, as supplemented

This supplement should be read in conjunction with the Prospectus dated May 1, 2013, as supplemented.

For all existing shareholders of the Litman Gregory Masters Focused Opportunities Fund:

The Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust” or the “Funds”) has approved the tax-free reorganization of the Litman Gregory Masters Focused Opportunities Fund, a series of the Trust (the “Focused Opportunities Fund”), into the Litman Gregory Masters Equity Fund, a series of the Trust (the “Equity Fund”) (the “Reorganization”).  The Reorganization does not require the approval of the shareholders of the Focused Opportunities Fund or the Equity Fund.

The Reorganization was proposed because, among other things, the Focused Opportunities Fund has had net shareholder redemptions over the past five years, causing the asset level of the Focused Opportunities Fund to decline almost 50% over that time period.  The decline in assets has resulted in a corresponding increase in the Focused Opportunities Fund’s expense ratio, and Litman Gregory Fund Advisors, LLC, the investment adviser of the Funds, has advised the Board that it is unlikely that the Focused Opportunities Fund will increase in size significantly in the foreseeable future.  The Equity Fund and the Focused Opportunities Fund have the same investment objective and similar investment strategies, policies, risks and restrictions.

To effectuate the Reorganization, the Focused Opportunities Fund will transfer all of its assets to the Equity Fund, and the Equity Fund will assume all of the liabilities of the Focused Opportunities Fund.  On the date of the closing of the Reorganization, shareholders of the Focused Opportunities Fund will receive Institutional Class shares of the Equity Fund equal in aggregate net asset value to the value of their shares of the Focused Opportunities Fund, in exchange for their shares of the Focused Opportunities Fund.  The Reorganization is expected to be effective in December 2013.

Effective immediately, shares of the Focused Opportunities Fund will no longer be offered to new shareholders, and shareholders holding Institutional Class shares of any other series of the Trust will not be able to exchange their shares for shares of the Focused Opportunities Fund.

Please keep this Supplement with your Prospectus.